CORPORATE ACCESS NUMBER
ALBERTA	20424547
GOVERNMENT OF ALBERTA

BUSINESS CORPORATIONS ACT

CERTIFICATE OF REGISTRATION

OF

RESTATED ARTICLES

TAN RANGE EXPLORATION CORPORATION

RESTATED ITS ARTICLES OF INCORPORATION ON

FEBRUARY 15, 1996

[Seal]

/s/ Registrar of Corporations

  Registrar of Corporations

{00029382.DOC;1}

FORM 7

BUSINESS CORPORATIONS ACT

(Section 174)

ALBERTA Consumer and Corporate Affairs

RESTATED ARTICLES OF

INCORPORATION

_____________________________________________________________________________

1.

NAMEOF CORPORATION:

2.  CORPORATE ACCESS

NUMBER:

Tan Range Exploration Corporation

20424547

_____________________________________________________________________________

3.

THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE

CORPORATION IS AUTHORIZED TO ISSUE.

An unlimited number of Common Shares

______________________________________________________________________________

4.

RESTRICTION IF ANY ON SHARE TRANSFERS.

There are no restrictions on the transfer of shares

______________________________________________________________________________

5.

NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIECTORS

Minimum  3

Maximum  9

______________________________________________________________________________

6.

IF THE CORPORATION IS RESTRICTED FROM CARRY ON A CERTAIN BUSINESS, SPECIFY THESE RESTRICTIONS.

None

______________________________________________________________________________

7.

OTHER PROVISIONS IF ANY.

(a)  Without in any way limiting the borrowing powers of the Corporation or of the Directors as set out in the Business Corporations Act and in the by-laws (as amended from time to time), the Directors of the Corporation may from time to time:

(i)

borrow money upon the credit of the Corporation;

(ii)

issue, reissue, sell or pledge securities, bonds, debentures, notes or other evidence of indebtedness of or guarantee by the Corporation, whether secured or unsecured;

{00029382.DOC;1}

(iii)

charge, mortgage, hypothecate, pledge or otherwise create an interest in or charge upon all or any property of any nature present or future (including, without limitation, the undertaking and rights) of the Corporation, by way of charge, mortgage, hypothec, pledge or otherwise in order to secure any securities, bonds, debentures, notes or other evidence of indebtedness of or guarantee by the Corporation, or money borrowed by or other debt or liability of the Corporation.

Nothing in this Section limits or restricts the borrowing of money by the Corporation on Bills of Exchange or Promissory Notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

The Board may from time to time delegate to such! one or more of the Directors or Officers of the Corporation as may be designated by the Board of Directors all or any of the powers conferred on the Board by the foregoing or by the Business Corporations Act to such extent and in such manner as the Board shall determine at the time of each such delegation.

(b)  The Directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at! any time exceed one third (1/3) of the number of Directors who held office at the expiration of the last annual general meeting of the Corporation.

(c)  General meetings of shareholders may be held outside Alberta in either of the cities of Vancouver, British Columbia or Toronto Ontario..

_______________________________________________________________________

8.

DATE

SIGNATURE

TITLE

January 24, 1996

/s/ Frank R. Hallam

Secretary

Frank R. Hallam

_______________________________________________________________________

FOR DEPARTMENTAL USE ONLY

FILED

{00029382.DOC;1}

CORPORATE ACCESS NUMBER
ALBERTA	20424547
GOVERNMENT OF ALBERTA

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

TAN RANGE EXPLORATION CORPORATION

AMENDED ITS ARTICLES ON FEBRUARY 15, 1996.

[Seal]

/s/ Registrar of Corporations

  Registrar of Corporations

{00029382.DOC;1}

Alberta

MUNICIPAL AFFAIRS

Registries

    Articles of Amendment

1. NAME OF CORPORATION TAN RANGE EXPLORATION CORPORATION	2. CORPORATE ACCESS NUMBER: 20424547

3.

(1)

ITEM NO. 2. OF THE ARTICLES OF INCORPORATION OF THE ABOVE NAMED CORPORATION IS

AMENDED IN ACCORDANCE WITH SECTION 167(1)(m) OF THE BUSINESS CORPORATIONS ACT to delete the provisions of the Articles authorizing the issue of Class "B" Voting shares, Class "C" Non-Voting shares and Class "D" Preferred shares.

(2)

ITEM NO. 2. OF THE ARTICLES OF INCORPORATION OF THE ABOVE NAMED CORPORATION IS AMENDED IN ACCORDANCE WITH SECTION 167(1)(e) OFTHE BUSINESS CORPORATIONS ACT to redesignate the Class" A" Voting shares as Common shares.

(3)

ITEM NO. 6 OF THE ARTICLES OF INCORPORATION OF THE ABOVE NAMED CORPORATION IS AMENDED IN ACCORDANCE WITH SECTION 126(4) OF THE BUSINESS CORPORATIONS ACT to provide that meetings of shareholders may be held outside Alberta in either of the cities of Vancouver, British Columbia or Toronto, Ontario.

DATE JANUARY 24, 1996	SIGNATURE /S/ FRANK HALLAM	TITLE SECRETARY

{00029382.DOC;1}

CORPORATE ACCESS NUMBER
ALBERTA	20424547
REGISTRIES

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

TAN RANGE EXPLORATION CORPORATION

AMENDED ITS ARTICLES ON APRIL 4, 1995.

[Seal]

/s/ Registrar of Corporations

  Registrar of Corporations

{00029382.DOC;1}

FORM 4

BUSINESS CORPORATIONS ACT

(Section 27 or 171)

ALBERTA Consumer and Corporate Affairs

ARTICLES OF AMENDMENT

_____________________________________________________________________________

1.

NAME OF CORPORATION:

     2.  CORPORATE ACCESS NUMBER:

Tan Range Exploration Corporation

20424547

_____________________________________________________________________________

3.

THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1.  Pursuant to Section 167(1)(k), Paragraph 4 is amended to read:

"4.  Minimum - three (3)      Maximum - nine (9)."

______________________________________________________________________________

4.

DATE

SIGNATURE

TITLE

March 22, 1995

/s/ Frank R. Hallam

Secretary

Frank R. Hallam

_______________________________________________________________________

FOR DEPARTMENTAL USE ONLY

FILED

{00029382.DOC;1}

20424547

Corporate Access No.

Alberta

BUSINESS CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

-  TAN RANGE EXPLORATION CORPORATION  -

Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

[  ]

UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH

THE ATTACHED NOTICE;

[  ]

UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE

ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

[X]

UNDER SECTION 171 OF THE BUSINESS CORPORATlONS ACT AS SET OUT IN THE

ATTACHED ARTICLES OF AMENDMENT;

[  ]

UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE

ATTACHED ARTICLES OF REORGANIZATION;

[  ]

UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE

ATTACHED ARTICLES OF ARRANGEMENT.

[Seal]

/s/ Registrar of Corporations

Registrar of Corporations

August 13, 1991

Date of Amendment

{00029382.DOC;1}

FORM 4

BUSINESS CORPORATIONS ACT

(SECTION 27 OR 171)

ALBERTA Consumer and Corporate Affairs

 ARTICLES OF AMENDMENT

1. NAME OF CORPORATION 424547 ALBERTA LTD.	2. CORPORATE ACCESS NUMBER: 20424547

3.

THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1.

Pursuant to Section 167(1)(a), Paragraph 1 is amended to read:

"1.  The name of the Corporation is TAN RANGE EXPLORATION CORPORATION."

2.

Pursuant to Section 167(1)(l), Paragraph 3 is amended to read:

"3.  There are no restrictions on the transfer of shares."

3.

Pursuant to Section 167(1)(1) and (m), by deleting Paragraphs 6(b), (c), (d) and (e) in their entirety and inserting the following as Paragraph 6(b):

"(b)  The Directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at any time exceed one-third (1/3) the number of Directors who held office at the expiration of the last annual meeting of the Corporation."

______________________________________________________________________________

4.

DATE

SIGNATURE

TITLE

July 24, 1991

/s/ Gary B. Unrau

Director

Gary B. Unrau

_______________________________________________________________________

FOR DEPARTMENTAL USE ONLY

FILED

{00029382.DOC;1}

20424547

Corporate Access No.

Alberta

BUSINESS CORPORATIONS ACT

FORM 2

CERTIFICATE OF INCORPORATION

-  424547 ALBERTA LTD.  -

Name of Corporation

I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES OF INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.

[Seal]

/s/ Registrar of Corporations

Registrar of Corporations

July 5, 1990

Date of Incorporation

{00029382.DOC;1}

FORM 1

BUSINESS CORPORATIONS ACT

(SECTION 6)

ALBERTA Consumer and Corporate Affairs

ARTICLES OF INCORPORATION

1.

NAME OF CORPORATION"

424547 ALBERTA LTD.

____________________________________________________________________________________

2.

THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

(a)

an unlimited number of Class "A" Voting Shares, which Shares shall carry and be subject to the following rights, privileges, restrictions and conditions:

(i)

to receive notice of and to vote at every meeting of the Shareholders of the Corporation;

(ii)

to receive such dividends as the Directors may, from time to time, by resolution declare for the benefit of the Class "A" Voting Shares;

(iii)

to share equally in the assets of the Corporation remaining upon the liquidation or winding-up of the Corporation with the holders of the Class "B" Voting Shares and the Class "C" Non-Voting Shares on a share for share basis after the creditors of the Corporation and the holders of the Class "D" referred Shares have been satisfied;

(b)

an unlimited number of Class "B" Voting Shares, which Shares shall carry and be subject to the following rights, privileges, restrictions and conditions:

(i)

to receive notice of and to vote at every meeting of the Shareholders of the

Corporation;

(ii)

to receive such dividends as the Directors may, from time to time, by resolution declare for the benefit of the Class "B" Voting Shares;

(iii)

to share equally in the assets of the Corporation remaining upon the liquidation or winding-up of the Corporation with the holders of the Class "A" Voting Shares and the Class "C" Non-Voting Shares on a share for share basis after the creditors of the Corporation and the holders of the Class "D" Preferred Shares have been satisfied;

(c)

an unlimited number of Class "C" Non-Voting Shares, the holders of which shall not be entitled to receive notice of or to vote at any meeting of the Shareholders of the Corporation unless otherwise provided by the Business Corporations Act and, in addition, the rights, privileges, restrictions and conditions attached to the Class "C" Non-Voting Shares are as follows:

(i)

to receive such dividends as the Directors may, from time to time, by Resolution declare for the benefit of the Class "C" Non-Voting Shares;

(ii)

to share equally in the assets of the Corporation remaining upon the liquidation or winding-up of the Corporation with the holders of the Class "A" Voting Shares and the Class "B" Voting Shares on a share for share basis after the creditors of the Corporation and the holders of the Class "D" Preferred Shares have been satisfied;

(c)

an unlimited number of Class "D" Non-Voting Preferred Shares, the holders of which shall not be entitled to receive notice of or to vote at any meeting of the Shareholders of the Corporation unless otherwise provided by the Business Corporations Act and, in addition, the rights, privileges, restrictions and conditions attached to the Class "D" Preferred Shares are as follows:

(i)

to receive out of the surplus or net profits of the Corporation, preferential dividends at a rate to be fixed by the Board of Directors from time to time, based on the redemption or repurchase price of One Hundred Dollars ($100.00) for each Class "D" Preferred Share issued in priority to any dividends payable to the Class "A", Class "B" and Class "C" Shareholders, in each year in which any dividend is declared. Such dividends shall be non-cumulative, so that under no circumstances shall dividends in excess of the amount fixed by the Board of Directors be payable in any fiscal year, except in the fiscal year of redemption or repurchase, to the holders of the Class "D" Preferred Shares and the dividends on the Class "D" Preferred Shares shall be paid only in each fiscal year in which a dividend is declared. In the event redemption is demanded by the holders of any or all Class D" Preferred Shares, or if notice of redemption or repurchase of all or any part of the Class "D" Preferred Shares is given by the Corporation, all as hereinafter provided, dividends shall be declared by the Directors in an amount which shall be seven (7%) percent per annum, calculated on the redemption or repurchase price set out above, payable to the holders of the Class "D" Preferred Shares on such of the said Shares as the Corporation intends to redeem or repurchase or in respect of such Class "D" Preferred Shares as the holders thereof have demanded redemption;

(ii)

the holders of the Class "D" Preferred Shares shall not be entitled to participate further in the profits of the Corporation or in the assets of the Corporation except as herein specifically provided;

(iii)

the Corporation or a holder of Class "D" Preferred Shares may, upon giving notice as hereinafter provided, redeem, repurchase, or have redeemed, at any time after the issuance of such Class "D" Preferred Shares, the whole, or from time to time, part of the then outstanding Class "D" Preferred Shares on payment for each share to be redeemed or repurchased, of One Hundred Dollars ($100.00), together with all dividends which have been declared by the Directors in the fiscal year of the Corporation and which are unpaid, if any (hereinafter collectively called "the Redemption Value");

(iv)

in the event the Corporation determines to redeem or repurchase Class "D" Preferred Shares, the Corporation shall at least thirty (30) days prior to the date specified for redemption or repurchase, mail to each person who, at the date of mailing, is the registered holder of Class "D" Preferred Shares to be redeemed or repurchased, notice in writing of the intention of the Corporation to redeem or repurchase, a Class "D" Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to each holder of Class "D" Preferred Shares at his address as it appears on the books of the Corporation or in the event of any Shareholder not so appearing, then to the last known address of such Shareholder; provided, however, that accidental failure to give any such notice to one or more Class "D" Preferred Shareholder shall not affect the validity of such notice of redemption or intention to repurchase. Such notice shall set out the date on which redemption or repurchase is to take place and if only part of the Class "D" Preferred Shares held by the person to whom the notice is addressed, are to be redeemed or repurchased, the number thereof. On or after the date so specified for redemption or repurchase, the Corporation shall pay or cause to be paid to or to the order of the registered holder of Class "D" Preferred Shares to be redeemed or repurchased, the Redemption Value for each Share, on presentation and surrender at the head office of the Corporation, or such other place as may be designated in the notice, of the Certificates for the Class "D" Preferred Shares to be redeemed or repurchased. Such Class "D" Preferred Shares shall thereupon be, and be deemed to be redeemed and shall be cancelled. If a part only of the Class "D" Preferred Shares represented by any Certificate be redeemed or repurchased, a new Certificate for the balance of the said shares shall be issued to the holder at the expense of the Corporation. From and after the date specified in the notice, the Class "D" Preferred Shares called for redemption or repurchase shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of holders of Class "D" Preferred Shares, unless payment of the Redemption Value for each share shall not be made upon presentation of Certificates in accordance with the provisions herein contained, in which case the rights of the holders shall remain unaffected.  Should the holders of Class "D" Preferred Shares called for redemption or repurchase fail to present the Certificates representing such shares on the date specified for redemption or repurchase, the Corporation shall have the right to deposit the Redemption Value for each share of such shares in a special account in any Chartered Bank or any Trust Company in Canada to be paid without interest to or to the order of the respective holders of such Class "D" Preferred Shares called for redemption or repurchase upon presentation and surrender of such Bank or Trust Company of the Certificates representing the same and upon such deposit being paid the Class "D" Preferred Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed or repurchased and shall be cancelled and the rights of the holders thereof after such deposit shall be limited to receiving, without interest, their proportionate part of the total Redemption Value for each share so deposited against presentation and surrender of the Certificate for Class "D" Preferred Shares held by them respectively;

(v)

in the event any Shareholder requests that the Corporation redeem or repurchase any or all of that Shareholder's Class "D" Preferred Shares, the Shareholder shall at least thirty (30) days prior to the date specified for redemption or repurchase, mail to the Corporation a notice in writing of the intention of the Shareholder to request that the Corporation redeem or repurchase any or all of the Shareholder's Class "D" Preferred Shares. Such notice shall be mailed in a prepaid letter addressed to the head office of the Corporation or to the registered address of the Corporation in the province in which the Corporation is incorporated. Such notice shall set out the date in which redemption or repurchase is to take place and the number of Class "D" Preferred Shares to be redeemed or repurchased on or after the date so specified for redemption or repurchase, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class "D" Preferred Shares to be redeemed or repurchased, the Redemption Value, on presentation and surrender at the head office of the Corporation, or such other place as may be agreed upon by the Shareholder and the Corporation, of the Certificates for Class "D" Preferred Shares to be redeemed or repurchased. Such Class "D" Preferred Shares shall thereupon be, and be deemed to be redeemed and shall be cancelled. If only part of the Class "D" Preferred Shares represented by any Certificate be redeemed or repurchased, a new Certificate for the balance of the said shares shall be issued to the holder at the expense of the Corporation. From and after the date specified in the notice, the Class "D" Preferred Shares for redemption or repurchase shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of holders of Class "D" Preferred Shares, unless payment of the Redemption Value shall not be received upon presentation of the Certificate in accordance with the provisions herein contained, in which case the rights of the holders shall remain unaffected;

(vi)

in the event of the liquidation or winding-up of the Corporation whether voluntary or involuntary, or on a distribution of assets when the Corporation has ceased to carry on business, the holders of the Class "D" Preferred Shares shall be entitled to be paid out of the assets of the Corporation the Redemption Value for each share in priority to, and before any part of the assets are paid to or distributed amongst the holders of the Class "A" Shares, Class "B" Shares and Class "C" Shares of the Corporation;

(e)

in addition to the individual rights, privileges, restrictions and conditions attached to each class of shares of the Corporation, all of the shares of the Corporation shall be subject to the following rights, privileges, restrictions and conditions:

(i)

subject to the provisions of the Business Corporations Act and subject to paragraphs (a)(iii); (b)(iii); (c)(ii) and (d)(vi) hereof, the Directors of the Corporation are in no way restricted in their discretion to pay dividends on the Class "A" Voting Shares and/or the Class "B" Voting Shares and/or the Class "C" Non-Voting Shares to the exclusion of, or in addition to, the Class "D" Preferred Shares in any year;

(ii)

no dividends shall at any time be declared, paid or set apart for the Class "A" Voting Shares, Class "B" Voting Shares or Class "C" Non-Voting Shares if such dividend would impair the ability of the Corporation to redeem or repurchase the Class "D" Preferred Shares;

(iii)

any preference, right, condition, privilege r restriction attaching to the Class "A" Voting Shares, Class "B" Voting Shares, Class "C" Non-Voting Shares or the Class "D" Preferred Shares, may only be amended by a two-thirds majority vote of the holders of the existing Class "D" Preferred Shares, the Class "A" Voting Shares, Class "B" Voting Shares and the Class "C" Non-Voting Shares, each class of Shareholders voting separately.

Except as herein otherwise expressly provided the Board of Directors may declare or pay dividends exclusively to one or more class or classes of shares to the exclusion of any other class or classes of shares.

_____________________________________________________________________________________

3.

RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

No shares in the capital of the Corporation shall be transferred without the express consent of a majority of the Board of Directors to be signified by a Resolution of the Board of Directors.

_____________________________________________________________________________________

4.

NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY HAVE:

MINIMUM - ONE (1)

MAXIMUM - NINE (9)

_____________________________________________________________________________________

5.

IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, OR RESTRICTED TO CARRYING ON A CERTAIN BUSINESS, SPECIFY THE RESTRICTION(S):

NONE

_____________________________________________________________________________________

6.

OTHER RULES OR PROVISIONS (IF ANY):

(a)

Without in any way limiting the borrowing powers of the Corporation or of the Directors as set out in the Business Corporations Act and in the by-laws (as amended from time to time), the Directors of the Corporation may from time to time:

(i)

borrow money upon the credit of the Corporation;

(ii)

issue, reissue, sell or pledge securities, bonds, debentures, notes or other evidence of indebtedness of or guarantee by the Corporation,whether secured or unsecured;

(iii)

charge, mortgage, hypothecate, pledge or otherwise create an interest in or charge upon all or any property of any nature present or future (including, without limitation, the undertaking and rights) of the Corporation by way of charge, mortgage, hypothec, pledge or otherwise in order to secure any securities, bonds, debentures, notes or other evidence of indebtedness of or guarantee by the Corporation, or money borrowed by or other debt or liability of the Corporation.

Nothing in this Section limits or restricts the borrowing of money by the Corporation on Bills of Exchange or Promissory Notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

The Board may from time to time delegate to such one or more of the Directors or Officers of the Corporation as may be designated by the Board of Directors all or any of the powers conferred on the Board by the foregoing or by the Business Corporations Act to such extent and in such manner as the Board shall determine at the time of each such delegation.

(b)

The number of the Corporation's members exclusive of:

(i)

persons who are in its employment or that of an affiliate, and

(ii)

persons who, having been formerly in its employment, or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment is limited to not more than 50 persons, 2 or more persons who are joint registered owners of 1 or more shares being counted as 1 shareholder.

(c)

An invitation to the public to subscribe for the securities of the Corporation is prohibited.

(d)

The Corporation is entitled to a lien on shares registered in the name of a shareholder for a debt to the Corporation.

(e)

The Directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at any time exceed one-third (1/3) the number of Directors who held office at the expiration of the last annual meeting of the Corporation.

_____________________________________________________________________________________

7.

DATE:

  1990

        07

            03

YEAR     MONTH     DAY

INCORPORATORS NAMES:	ADDRESS (INCLUDING POSTAL CODE)	SIGNATURE
BARBARA J. SNOWDON	900, 340 - 12 Avenue S.W. Calgary, Alberta T2R 1L5	/s/ Barbara J. Snowdon

FOR DEPARTMENTAL USE ONLY

CORPORATE ACCESS NO.

         INCORPORATION DATE  90/07/05 DR

SCHEDULE "B"

BY LAW NO. 2

A By-law Relating to the Business and Affairs of the Corporation

PART ONE

Interpretation

Section 1.01  Definitions - in this By-law:

(a)

"Act" means the Alberta Business Corporations Act and any statute that may be substituted therefor, as from time to time amen ed;

(b)

"Board" means the Board of directors of the Corporation;

(c)

"Corporation" means Tan Range Exploration Corporation.

(d)

"Meeting of Shareholders" means an annual meeting of shareholders of the Corporation or a special meeting of shareholders of the Corporation, and includes a meeting of the holders of any class or series of any class of shares in the Corporation; and

all terms and expressions used herein that are defined in the Act shall have the same meanings as are given thereto in the Act.

Section 1.02  Construction - Words importing the singular include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders.

PART TWO

Meeting of Shareholders

Section 2.01  Presiding Officer - The chairman of any Meeting of Shareholders shall be the first mentioned of such of the following officers as have been appointed who is present at the meeting: the Chairman or a Co-Chairman of the Board, the President, or a Vice-President who is also a director. In the absence of any such officer, the shareholders shall choose one of their number to chair the meeting. Subject to the Act, the procedure to be followed at any Meeting of the Shareholders shall be determined by the chairman of the meeting.

Section 2.02  Quorum - a quorum at any Meeting of Shareholders shall be persons present not being less than two in number and who hold or represent no less than 20 percent of the total number of the issued shares of the Corporation for the time being enjoying voting rights at the meeting.

PART THREE

Directors and Officers

Section 3.01  Election - Subject to the articles, the number of directors shall be determined by the Board. Subject to any age limitation set by the Board and except as otherwise permitted by the articles, the directors shall be elected at annual meetings and shall be eligible for re-election.

Section 3.02  Chairman of Board Meetings - The Chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed who is present at the meeting: the Chairman or a Co-Chairman of the Board, the President, or a Vice-President. If no such officer is present, the directors shall choose one of their number to chair the meeting.

Section 3.03  Notice - No notice need be given of the first meeting of the Board following a Meeting of Shareholders at which directors are elected if such meeting of the Board is held immediately after the shareholders meeting. Notice of all other meetings of the Board shall be given to each director not less than forty-eight hours (excluding any non-business day) before the time when the meeting is to be held and may be given by mail, telegram, facsimile or other electronic means of communication. No action taken at any meeting of the Board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.

Section 3.04  Directors may participate in meetings of the Board or of any committee of the Board by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other.

Section 3.05  Quorum and Voting - At all meetings of the Board three directors shall constitute a quorum and every question shall be decided by a majority of the votes cast thereon. In case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

Section 3.06  Remuneration and Expenses - Directors who do not receive salary as officers or employees of the Corporation shall each be paid such amount per annum as the Board may from time to time determine. In addition they, and the salaried directors, shall each receive such amount as the Board may from time to time determine for each meeting of the Board or any committee thereof which they attend and shall be entitled to be paid for traveling and other expenses properly incurred in connection with the affairs of the Corporation. The Board may also award special remuneration to any director undertaking any special service on the Corporation's behalf.

Section 3.07  Officers - The Board may elect or appoint such officers having such responsibilities as the Board sees fit, provided that at all times there shall be a President who shall be elected from the Board and there shall be a Secretary.

Section 3.08  Indemnity and Insurance - Subject to the limitations contained in the Act but without limit to the right of the Corporation to indemnify any person under the Act or otherwise, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made party by reason of being or having been a director or officer of the Corporation or a director or officer of such body corporate, if

(a)

he acted honestly and in good faith with a view to the best interests of the Corporation, and

(b)

in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Subject to the limitations contained in the Act, the Corporation may purchase, maintain or participate in such insurance for the benefit of such persons referred to in this section as the Board may from time to time determine.

PART FOUR

Execution of Documents

Section 4.01  The Board may from time to time determine the officers or other persons by whom any particular document or instrument or class of documents or instruments of the Corporation shall be executed and the manner of execution thereof, including the use of facsimile reproductions of any or all signatures and the use of the corporate seal or a facsimile reproduction thereof.

PART FIVE

Effective Date

Section 5.01  This By-law shall come into force upon enactment.

Section 5.02  Repeal - By-law No. 1 of the Corporation is hereby repealed: provided that such repeal shall not affect the previous operation of By-law No. 1 or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to By-law No. 1 prior to its repeal. All directors, officers and persons acting under By-law No. 1 shall continue to act as if appointed under the provisions of this By-law and all resolutions of the shareholders or the Board or the executive committee of the Board with continuing effect passed under the repealed By-law No. 1 shall continue to be valid except to the extent inconsistent with this By-law and until amended or repealed.